  Hanesbrands FAQs    Updated August 1, 2019 – New or updated information is in red    General and Current Period FAQs     (Guidance comments as of August 1, 2019)    (1)    Q:   Are you impacted by the increased tariffs on products coming into the U.S. from China?  A:   Unlike the vast majority of the apparel industry, our exposure to China is minimal.  We do not own any manufacturing  operations in China.  Of our third‐party sourced units for the U.S. market, China represents less than 3% of our U.S.  costs.  We have action plans in place that are expected to further reduce imports from China to the U.S. over the next  12 – 18 months.      (2)    Q:   What is factored into your full‐year 2019 guidance?  A:   Revenue:  Our full‐year revenue guidance of $6.885 billion to $6.985 billion represents low‐single‐digit growth year  over year.  It includes the following assumptions: (a) approximately $18 million of non‐organic acquisition  contributions from Bras N Things (from the beginning of the year through the mid‐February closing anniversary –  reflected in the International segment); (b) F/X headwind of approximately $115 million (reflected in the International  segment); and, (c) organic constant‐currency growth of more than 3% at the midpoint.  Based on our first half  performance and our positive outlook for the second half, we currently anticipate our full‐year revenue to be at the  midpoint of our guidance range or higher.    Using the midpoint, by segment, we expect U.S. Innerwear revenue to be down approximately 2% for the full‐year as  our cautious outlook with respect to the impact from bankruptcies and door closings, particularly within the mid‐tier  and department store channel, more than offsets Basics space gains, the net benefit from price increases and the  initial traction of our U.S. Intimates revitalization efforts.  U.S. Activewear’s revenue growth is expected to approach  4% for the year reflecting: (a) double‐digit growth in each quarter for Champion, excluding the mass channel (i.e. C9);  (b) C9 activewear revenue of approximately $340 million, which represents a decline of approximately 10% – 11% as  compared to 2018; and, (c) a decline in the rest of the Activewear segment as we continue to shift into higher‐margin  products.  The mix impact of these assumptions should yield margin improvement in our U.S. Activewear segment for  the year.  For the full year, our International segment revenue is expected to be up approximately 6% on a reported  basis.  On an organic, constant‐currency basis, our guidance reflects growth of slightly more than 10% driven by our  International Champion businesses as well as our innerwear businesses in Asia, Australia and the Americas, which is  expected to be partially offset by the impact from macro headwinds on our European innerwear business.      Operating Profit (GAAP and Adjusted):  Our full‐year Adjusted Operating Profit guidance of $955 million to $985  million excludes all pretax acquisition, integration, and other charges.  It includes approximately $3 million of non‐ organic acquisition contributions from Bras N Things (first quarter) as well as an F/X headwind of approximately $17  million.  At the midpoint, our guidance implies approximately 10 basis points of Adjusted Operating Margin expansion  year over year.  Our operating profit guidance reflects a $32 million year over year increase in investments (for  example, brand support), which is $7 million higher than our prior outlook of $25 million.  Our full‐year GAAP  Operating Profit guidance of $900 million to $930 million incorporates our Adjusted Operating Profit guidance as well  as our assumption of approximately $55 million of pretax acquisition, integration, and other charges.  Based on our  first half performance, our positive outlook for the second half, and the incremental $7 million of investments, we  currently anticipate our full‐year operating profit to be at the midpoint of our guidance range.            1

  Interest/Other Expenses and Tax Rate:  Our guidance assumes approximately $224 million of Interest and Other  expenses as well as a tax rate of approximately 14%.  Our full‐year Interest and Other expense guidance does not  reflect the anticipated lower interest expense in the second half (relative to our first half trend), which is the result of  a cross‐currency swaps we put in place in July, lower borrowing rates, and higher levels of cash generation in the first  half.  In July we entered into a five‐year cross‐currency swap agreement to hedge the impact of currency fluctuations  on net investments in our European businesses.  We estimate this agreement will result in approximately $8 million of  lower interest expense on an annual basis over the life of the agreement.    EPS (GAAP and Adjusted):  At the mid‐point, our guidance implies full‐year GAAP and Adjusted Net Income of  approximately $596 million and $643 million, respectively.  Our full‐year GAAP EPS guidance is $1.59 to $1.67 and our  Adjusted EPS guidance, which excludes all pretax acquisition, integration, and other charges, is $1.72 to $1.80.  Both  ranges are based on diluted shares outstanding of approximately 366 million.         Cash flow from operations:  Our full‐year cash flow from operations guidance is $700 million to $800 million.   Consistent with our normal seasonality, cash flow from operations was a use in the first half.  Our capital expenditure  guidance is $90 million to $100 million.          Pretax expenses:  Our guidance reflects approximately $55 million of pretax acquisition, integration, and other  expenses, of which $35 million are cash.  These charges reflect the completion of the integrations of all remaining  acquisitions as well as our supply chain actions, including the reduction of associated overhead costs, principally  within our Western Hemisphere network.  In isolation (for example, excluding other changes such as business mix,  inflation, deflation, pricing, etc.), we would expect these actions to deliver approximately $50 million of incremental  operating profit, beginning with approximately $40 million in 2020 and the remaining approximately $10 million in  2021.      (3)    Q:   What is factored into your Q3 2019 guidance?  A:   We expect total net sales of $1.840 billion to $1.875 billion.  This includes an approximate $20 million headwind from  the effects of foreign exchange rates as compared to last year.  The foreign exchange impact is reflected within the  International segment.  At the midpoint, our revenue guidance implies constant‐currency revenue growth of  approximately 1.5%, or up slightly on a reported basis.  As we’ve previously discussed, in the second half we project  our U.S. Activewear segment will be impacted (on a year over year basis) by the planned wind down of C9 and the exit  of commodity programs in the mass channel.  Adjusting for this, our third quarter guidance, at the midpoint, implies  total company sales growth of approximately 3% and constant currency sales growth in excess of 4%.    With respect to our segments, the midpoint of our third quarter guidance assumes an approximate 2% decline in U.S.  Innerwear revenue, which is unchanged from our prior outlook.  In U.S. Activewear, revenue is expected to be  consistent year over year, reflecting high‐teens growth in Champion Activewear (excluding C9) and an approximate  12% decline (or $40 million) for the remainder of the Activewear segment.  Adjusting for the wind down of C9 and the  exited businesses, our third quarter guidance implies U.S. Activewear revenue growth of over 8% (see question 3 for  additional details).  In International, our guidance assumes reported revenue growth of approximately 3.5% and  constant‐currency revenue growth approaching 7%.      Our guidance for GAAP Operating Profit is $264 million to $274 million.  Our guidance for Adjusted Operating Profit,  which excludes approximately $12 million of pretax acquisition, integration, and other expenses, is $276 million to  $286 million.  Our third quarter operating profit guidance includes: (a) approximately $13 million of increased  investments; (b) higher levels of variable compensation; and, (c) an expected F/X headwind of approximately $3  million.  At the midpoint, our guidance implies Adjusted Operating Margin expands approximately 10 basis points.          2

  Our guidance assumes Interest and Other expenses of approximately $54 million, which is below our first half trend as  we anticipate lower interest expense in the second half due to a cross‐currency swap we put in place in July, lower  borrowing rates, and higher levels of cash generation in the first half.  Our guidance also assumes a tax rate of  approximately 14%.  Our guidance for GAAP EPS is $0.49 to $0.52.  Our guidance for Adjusted EPS, which excludes  pretax acquisition, integration, and other expenses, is $0.52 to $0.55.  Both ranges are based on diluted shares  outstanding of slightly less than 366 million for the quarter.           (4)    Q:   Can you provide any thoughts on C9 and the exited businesses impacting the second half 2019 year over year                   comparisons within the U.S. Activewear segment?  A:   As we have discussed since the beginning of the year, in the second half of 2019 we expect our U.S. Activewear  segment, as well as the total company, will be impacted by the planned wind down of C9 and the exit of commodity  programs in the mass channel (i.e. our remixing activity).  With respect to our C9 Activewear business, our 2019  guidance assumes revenue of approximately $340 million, which represents an approximate $42 million decline as  compared to the $382 million in 2018.  Our 2019 revenue assumption of approximately $340 million for C9  Activewear is approximately $10 million higher than our prior outlook of approximately $330 million.  This change is  the result of C9’s outperformance in the second quarter of 2019 relative to our prior outlook, which was driven by  strong sell through.  In the second half of 2019, we expect C9 Activewear revenue to decline approximately $15  million year over year (or approximately 15%) in the third quarter and decline approximately $30 million year over  year (or approximately 30%) in the fourth quarter.  Our second half 2019 outlook for C9 Activewear is unchanged  from our previous guidance.           With respect to the exited commodity programs in the mass channel, our guidance assumes zero revenue from these  programs in 2019 as compared to slightly less than $70 million of revenue in 2018.  On a quarterly basis, these exited  programs represented approximately $10 million of revenue in the first quarter of 2018, approximately $10 million in  the second quarter of 2018, approximately $30 million in the third quarter of 2018, and approximately $20 million in  the fourth quarter of 2018.           Adjusting for the wind down of C9 and the exit of commodity programs in the mass channel, our third quarter 2019  revenue guidance implies U.S. Activewear revenue growth of more than 8% and total company reported and  constant‐currency revenue growth of approximately 3% and more than 4%, respectively.  These calculations rebase  the third quarter of 2018 by removing the approximately $30 million of exited commodity programs in the mass  channel and the expected approximate $15 million year over year decline in C9 Activewear.  The rebased third quarter  2018 U.S. Activewear and total company revenue are approximately $510 million and approximately $1.804 billion,  respectively.           (5)    Q:   Can you provide an update as it relates to your plan for C9 after the January 2020 transition?  A:   We continue to see significant momentum building globally within the Champion brand (excluding C9) in both  innerwear and activewear.  We believe we are in the early stages of a long‐term growth opportunity for Champion  and our primary focus remains on placing our energy and resources toward maximizing this business.  With respect to  C9, there is no update to share.                    3

  (6)    Q:   Can you provide an update on the progress toward your 2022 goal of $2 billion in global Champion revenue?  A:   At our Investor Day in May 2018, we set a goal to double our Champion revenue, outside the mass channel (i.e. C9),  from approximately $1 billion in 2017 to $2 billion in 2022, representing a 15% CAGR over five years.  For 2018,  Champion sales, excluding C9, were approximately $1.36 billion.  We expect 2019 full‐year Champion sales, excluding  C9, to be in excess of $1.8 billion, which represents a low‐to‐mid 30% increase over 2018 and is higher than our  outlook in May as well as our outlook at the beginning of the year.  Based on these trends, we remain ahead of  schedule in achieving our $2 billion revenue goal.       (7)    Q:   Can you provide an update on your progress to return your U.S. Innerwear business to more consistent long‐term                   growth?  A:   We remain committed to returning our U.S. Innerwear business to more consistent long‐term growth.  We’re pleased  with Innerwear’s second quarter performance, which improved sequentially and was in‐line with our guidance.  We  see a number of underlying positives within our Innerwear business.  In Basics, our price increases are in place.  We  gained shelf space this year.  Our innovations continue to perform well in the market.  In the Fall, we’re extending our  successful Comfort Flex Fit innovation into women’s underwear and in Men’s Underwear and Socks, we’re launching  our enhanced X‐Temp, which provides improved cooling, evaporation and wicking performance as compared to our  original X‐Temp offering.           With respect to our U.S. Intimates business, we continue to execute our multi‐year revitalization plan that is designed  to grow revenue and improve margins.  We are increasing our investments in brand support this year, with increased  media behind our Bali brand as well as increased digital media investments to support our millennial‐focused  Maidenform brand.  We are also launching additional innovations this year.  This Fall, we’re expanding our successful  Cool Comfort innovation to all Maidenform shapewear products.  Within our bra business, we recently launched two  new innovations, both of which are performing above our initial expectations driven by strong consumer response.   Our DreamWire innovation, which was launched in our Hanes and Maidenform brands, eliminates the discomfort of  an underwire without sacrificing support.  Our EasyLight innovation, which is a lighter‐weight bra designed to act and  feel like a second skin, is expanding distribution in our Bali brand this quarter with planned launches in Fall 2019 and  Spring 2020 under our Hanes and Maidenform brands, respectively.  We are also progressing as planned on lowering  our overhead and streamlining our Intimates manufacturing network, which should improve margins and speed‐to‐ market over the next two years.  While we are seeing signs of progress from our revitalization efforts, and we believe  we are taking the right actions to return this business to more consistent long‐term growth, we remain cautious in the  near‐term as it relates to the impact from door closings and bankruptcies.          (8)    Q:   Could you provide any insights with respect to the progression from your 2019 guidance to the long‐term cash flow                   scenarios you provided at your May 2018 Investor Day?  A:   At our 2018 Investor Day, we highlighted two ‘de‐risked’ scenarios – (a)‘base plan’ and (b) ‘base plan with  acquisitions’ – to highlight what we believed our business model could generate in terms of operating profit and cash  flow over the next several years.  Under the ‘base plan’ scenario, beginning with $596 million (midpoint of our 2019  GAAP Net Income guidance), add the after‐tax impact from the following: (1) approximately $55 million of  acquisition, integration and other charges; (2) approximately $40 million of profit from the expected savings from our  supply chain actions; and, (3) approximately $25 million of profit from organic growth, margin expansion, and the  early 2020 wrap from Innerwear’s 2019 price increases.  Then add approximately $170 million of non‐cash items.  This  would generate annual cash flow from operations approaching $900 million in 2020.  Adding the contributions from  acquisitions (under the ‘base plan with acquisitions’ scenario) would result in $1 billion in annual cash flow from  operations in 2020.            4

   (9)   Q:   What is your long‐term capital allocation strategy and what are your priorities for 2019?  A:   Our long‐term capital allocation strategy is to effectively deploy our significant, consistent cash flow to generate the  best long‐term returns for our shareholders.  Over time, our goal is for our leverage ratio of net debt‐to‐adjusted  EBITDA to be in a range of 2 to 3 times.  Our strategy is to use our cash flow from operations to first fund capital  investments and our dividend.  When we are within our targeted leverage range, we intend to use debt for  acquisitions and use excess free cash flow, which is defined as cash from operations less capital expenditures and  dividends, to repurchase stock.  When we are outside of our targeted leverage range, we plan to use excess free cash  flow to pay down debt.  Our leverage ratio at the end of the second quarter 2019 was 3.5 times net debt‐to‐adjusted  EBITDA as compared to 3.9 times at the end of the second quarter 2018.             For 2019, given our leverage is currently outside of our long‐term range, our plan is to use all excess free cash flow to  pay down debt, which we began to do in the third quarter of 2018.  Based on our 2019 guidance, we expect our  leverage ratio to be approximately 2.9 times on a net debt‐to‐adjusted EBITDA basis by the end of 2019.        (10)  Q:   Do you believe your business model can continue to deliver long‐term double‐digit total shareholder returns?  A:   Yes.  We continue to diversify our business model to be in a position to provide more consistent organic revenue  growth and optimize our strong cash flow.  Over the past several years, we have significantly diversified our business  model by investing in our core brands, investing in our online operations, and investing in international expansion to  provide us with multiple paths for delivering growth and long‐term shareholder returns.  We believe we have  diversified in a way that the combination of our organic and acquisition strategies provides us the ability to deliver  revenue and EPS growth regardless of short‐term challenges.  And when you layer on the returns from deploying our  significant levels of cash flow, we believe we are well positioned for long‐term double‐digit total shareholder returns.      (11)  Q:  How does a change in currency exchange rates impact your financial results?  A:   Changes in exchange rates between the U.S. Dollar and other currencies can impact our financial results in two  ways; a translation impact and a transaction impact.  The translation impact refers to the impact that changes in  exchange rates can have on our published financial results.  Similar to many multi‐national corporations that  publish financial results in U.S. Dollars, our revenue and profit earned in local foreign currencies is translated back  into U.S. Dollars using an average exchange rate over the representative period.  A period of strengthening in the  U.S. Dollar results in a negative impact to our published financial results (because it would take more units of a  local currency to convert into a dollar).  The opposite is true during a period of weakening in the U.S. Dollar.  The  transaction impact on financial results is common for apparel companies that source goods because these goods  are purchased in U.S. Dollars.  The transaction impact from a strengthening dollar would be negative to our  financial results (because the U.S. Dollar‐based costs would convert into a higher amount of local currency units,  which means a higher local‐currency cost of goods, and in turn, a lower local‐currency gross profit).  The  transaction impact  from exchange rates is typically recovered over time with price increases.  However, during  periods of rapid change in exchange rates, pricing is unable to change quickly enough.  In these situations, it could  make sense to hedge the exchange rate exposure in sourcing costs.        ***For prior FAQs please see our prior Securities and Exchange Commission reports, including our Current Reports on  Form 8‐K.***              5

  # # #  Charges for Actions and Reconciliation to GAAP Measures  To supplement our financial guidance prepared in accordance with generally accepted accounting principles, we provide  quarterly and full‐year results and guidance concerning certain non‐GAAP financial measures, including adjusted EPS,  adjusted net income, adjusted operating profit (and margin), adjusted SG&A, adjusted gross profit (and margin), EBITDA,  adjusted EBITDA and net debt.      Adjusted EPS is defined as diluted EPS excluding actions and the tax effect on actions. Adjusted net income is defined as  net income excluding actions and the tax effect on actions. Adjusted operating profit is defined as operating profit  excluding actions. Adjusted gross profit is defined as gross profit excluding actions. Adjusted SG&A is defined as selling,  general and administrative expenses excluding actions.    Charges for actions taken in 2018 primarily represent: acquisition and integration costs related to Hanes Europe  Innerwear, Hanes Australasia, Champion Europe, Alternative Apparel and Bras N Things, and other costs related to  supply chain network changes. Charges for actions taken and expected to be taken in 2019 primarily represent supply  chain network changes and overhead reduction as well as completion of outstanding acquisition integration. Acquisition  and integration costs include legal fees, consulting fees, bank fees, severance costs, certain purchase accounting items,  facility closures, inventory write‐offs, information technology integration costs and similar charges related to the  integration of recently acquired businesses. While these costs are not operational in nature and are not expected to  continue for any singular transaction on an ongoing basis, similar types of costs, expenses and charges have occurred in  prior periods and may recur in future periods depending upon acquisition activity.    We have chosen to present these non‐GAAP measures to investors to enable additional analyses of past, present and  future operating performance and as a supplemental means of evaluating operations absent the effect of acquisitions  and other actions. We believe these non‐GAAP measures provide management and investors with valuable  supplemental information for analyzing the operating performance of the Company’s ongoing business during each  period presented without giving effect to costs associated with the execution and integration of any of the  aforementioned actions taken.    In addition to these non‐GAAP measures, we have chosen to present EBITDA, adjusted EBITDA and the ratio of net debt  to adjusted EBITDA to investors because we consider these measures to be an important supplemental means of  evaluating operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA excluding actions and stock compensation expense. Net debt is defined as total  debt less cash and cash equivalents. We believe that these metrics are frequently used by securities analysts, investors  and other interested parties in the evaluation of companies in the industry, and management uses the ratio of net debt  to adjusted EBITDA for planning purposes in connection with setting our capital allocation strategy. These metrics  should not, however, be considered as measures of discretionary cash available to invest in the growth of the business.    We are a global company that reports financial information in U.S. dollars in accordance with GAAP. As a supplement to  our reported operating results, we also present constant currency financial information, which is a non‐GAAP financial  measure that excludes the impact of translating foreign currencies into U.S. dollars. We use constant currency  information to provide a framework to assess how the business performed excluding the effects of changes in the rates  used to calculate foreign currency translation. We believe this information is useful to management and investors to  facilitate comparison of operating results and better identify trends in our businesses.  To calculate foreign currency  translation on a constant currency basis, operating results for the current year period for entities reporting in currencies  other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the comparable  period of the prior year (rather than the actual exchange rates in effect during the current year period).    Non‐GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an  alternative to, or substitute for, financial results prepared in accordance with GAAP. Further, the non‐GAAP measures    6

  presented may be different from non‐GAAP measures with similar or identical names presented by other companies.   See our press release dated August 1, 2019 to reconcile quarterly and full‐year non‐GAAP performance measures to the  most directly comparable GAAP measure.  A copy of the press release is available at www.Hanes.com/investors.    Cautionary Statement Concerning Forward‐Looking Statements  These FAQs certain “forward‐looking statements,” as defined under U.S. federal securities laws, with respect to our long‐ term goals and trends associated with our business, as well as guidance as to future performance. In particular, among  others, statements regarding 2019 financial guidance, statements regarding outlook for Champion brand growth,  statements regarding our outlook for future cash flow growth and reduced leverage and assumptions regarding consumer  behavior, foreign exchange rates and channel disruption and future retail door closures are forward‐looking statements.  These forward‐looking statements are based on our current intent, beliefs, plans and expectations. Readers are cautioned  not to place any undue reliance on any forward‐looking statements. Forward‐looking statements necessarily involve risks  and uncertainties, many of which are outside of our control, that could cause actual results to differ materially from such  statements and from our historical results and experience. These risks and uncertainties include such things as: the highly  competitive and evolving nature of the industry in which we compete; the rapidly changing retail environment; any  inadequacy, interruption, integration failure or security failure with respect to our information technology; the impact of  significant fluctuations and volatility in various input costs, such as cotton and oil‐related materials, utilities, freight and  wages; our ability to properly manage strategic projects in order to achieve the desired results; our ability to attract and  retain a senior management team with the core competencies needed to support growth in global markets; significant  fluctuations in foreign exchange rates; our reliance on a relatively small number of customers for a significant portion of  our sales; legal, regulatory, political and economic risks related to our international operations; our ability to realize all of  the anticipated benefits of acquisitions; and other risks identified from time to time in our most recent Securities and  Exchange Commission reports, including our annual report on Form 10‐K and quarterly reports on Form 10‐Q. Since it is not  possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list  should not be considered a complete list. Any forward‐looking statement speaks only as of the date on which such  statement is made, and we undertake no obligation to update or revise any forward‐looking statement, whether as a result  of new information, future events or otherwise, other than as required by law.        7